                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[X]  Preliminary Proxy Statement              [ ]  Confidential,  for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement

[ ]  Definitive  Additional  Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             USA TECHNOLOGIES, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

     [X]     No  fee  required.

     [ ]     Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)     Title of each class of securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)     Proposed  maximum  aggregate  value  of  transaction:
--------------------------------------------------------------------------------

     (5)     Total  fee  paid:
--------------------------------------------------------------------------------

     [ ]     Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:
--------------------------------------------------------------------------------

     (2)     Form,  Schedule  or  Registration  Statement  No.:
--------------------------------------------------------------------------------

     (3)     Filing  Party:
--------------------------------------------------------------------------------

     (4)     Date  Filed:
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]





                                January 18, 2003



Dear  Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders of USA Technologies, Inc. to be held at 10:00 a.m., February 14, 2003, at the Chester Valley Golf Club, 430 Swedesford Road, Malvern, Pennsylvania 19355.

          In connection with the Annual Meeting, enclosed herewith is the Proxy Statement and Proxy. We are requesting your approval of a number of proposals which are very important to the Company's future success. Therefore, whether or not you expect to attend the meeting in person, it is imperative that your shares be voted at the meeting. At your earliest convenience, please complete, date and sign the Proxy and return it in the enclosed, postage-paid envelope furnished for that purpose.

          Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

          I look forward to seeing you at the Annual Meeting. In the meantime, please feel free to contact me with any questions you may have.


                              Sincerely,

                              /s/  George  R.  Jensen,  Jr.

                              George  R.  Jensen,  Jr.
                              Chairman  and  Chief  Executive
                              Officer

                             USA TECHNOLOGIES, INC.
                            _________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 14, 2003
                            _________________________

To  Our  Shareholders:

          The Annual Meeting of Shareholders of USA Technologies, Inc., a Pennsylvania corporation (the "Company"), will be held at 10:00 a.m., February 14, 2003, at the Chester Valley Golf Club, 430 Swedesford Road, Malvern, Pennsylvania 19355 for the following purposes:

          1. The election of George R. Jensen, Jr., Stephen P. Herbert, William W. Sellers, William L. Van Alen, Jr., Steven Katz, Douglas M. Lurio, Edwin R. Boynton, and Kenneth C. Boyle, as Directors;

          2. To act upon a proposal to ratify the appointment of Ernst & Young LLP as the independent public accountants of the Company for fiscal 2003;

          3. To act upon an amendment to increase the number of authorized shares of Common Stock to 300,000,000; and

          4. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

          The Board of Directors has fixed the close of business on December 31, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments thereof.

          You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please promptly mark, sign and date the enclosed proxy and return it in the envelope provided for that purpose.

                              By  Order  of  the  Board  of  Directors,

                              /s/  George  R.  Jensen,  Jr.

                              GEORGE  R.  JENSEN,  JR.
                              Chairman  and  Chief  Executive  Officer

                             USA TECHNOLOGIES, INC.
                             ----------------------
                                PROXY STATEMENT
                                ----------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of USA Technologies, Inc., a Pennsylvania corporation (the "Company"), for use at the 2003 Annual Meeting of Shareholders (the "Annual Meeting"), to be held at 10:00 a.m., on February 14, 2003, at the Chester Valley Golf Club located at 430 Swedesford Road, Malvern, Pennsylvania 19355.

     Only holders of Common Stock or Series A Convertible Preferred Stock of record at the close of business on December 31, 2002 will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock and Series A Preferred Stock is entitled to one vote on all matters to come before the Annual Meeting. On December 31, 2002, the record date for the Annual Meeting, the Company had issued and outstanding 82,097,004 shares of Common Stock, no par value ("Common Stock"), and 533,227 shares of Series A Convertible Preferred Stock, no par value ("Series A Preferred Stock").

     The Company's principal executive offices are located at 200 Plant Avenue, Wayne, Pennsylvania 19087. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is January 18, 2003.

QUORUM  AND  VOTING

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Votes withheld for director nominees and abstentions on the other proposals to be considered at the Annual Meeting will be counted in determining whether a quorum has been reached, but the failure to execute and return a proxy will result in a shareholder not being considered present at the meeting. The holders of the Common Stock and Series A Preferred Stock vote together, and not as a separate class, on all matters to be submitted to shareholders at the Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

     Assuming the presence of a quorum, generally the adoption of a proposal by the shareholders requires the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Directors are elected by a plurality, and the eight nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account to determine the outcome of the election of directors or the approval of any proposal. Approval of the proposal to ratify the selection of auditors will require the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Approval of the proposal to increase the number of authorized shares of Common Stock will require the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Only shares affirmatively voted for a proposal, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. Brokers who hold shares of stock in street name for customers and who indicate on a proxy that the broker does not have discretionary authority to vote those shares as to a particular matter are referred to as broker non-votes. Broker non-votes will have no effect in determining whether a proposal will be adopted at the Annual Meeting although they would be counted as present for purposes of determining the existence of a quorum. Abstentions as to a particular proposal will have the same effect as votes against such proposal.

REVOCABILITY  OF  PROXIES

     Shares represented by proxies, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of all of the proposals referred to in the Notice of Annual Meeting and for the eight nominees for Director listed in Item 1 below. A shareholder who signs and returns a proxy may revoke it any time before it is voted by the filing of an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company. Your mere attendance at the Annual Meeting will not revoke your proxy.

SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's Directors, officers or employees in person or by telephone, facsimile transmission or telegram.

                               SECURITY OWNERSHIP

COMMON  STOCK

     The following table sets forth, as of December 31, 2002, the beneficial ownership of the Common Stock of each of the Company's directors and executive officers, the other employee named in the Summary Compensation Table set forth below, as well as by the Company's directors and executive officers as a group. Except as set forth below, the Company is not aware of any beneficial owner of more than five percent of the Common Stock. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                      Number  of  Shares
     Name  and  Address               of  Common  Stock           Percent
     of  Beneficial  Owner            Beneficially  Owned(1)     of  Class(2)
     -------------------              ---------------------      ------------
George  R.  Jensen,  Jr.                       759,000(3)                  *
517  Legion  Road
West  Chester,  Pennsylvania  19382

Stephen  P.  Herbert                           486,050(4)                  *
536  West  Beach  Tree  Lane
Strafford,  Pennsylvania  19087

Haven  Brock  Kolls,  Jr.                      104,725(5)                  *
1573  Potter  Drive
Pottstown,  PA  19464

Leland  P.  Maxwell                            277,050                     *
401  Dartmouth  Road
Bryn  Mawr,  Pennsylvania  19010

Michael  K.  Lawlor                            407,050(6)                  *
131  Lisa  Drive
Paoli,  PA  19301

Edwin  R.  Boynton                             327,887(7)            *
104  Leighton  Drive
Bryn  Mawr,  Pennsylvania  19010

Douglas  M.  Lurio                             257,213(8)            *
2005  Market  Street,  Suite  2340
Philadelphia,  Pennsylvania  19103

William  W.  Sellers                           912,108(9)            *
394  East  Church  Road
King  of  Prussia,  Pennsylvania  19406

William  L.  Van  Alen,  Jr.                   274,005(10)                 *
Cornerstone  Entertainment,  Inc.
P.O.  Box  727
Edgemont,  Pennsylvania  19028

Kenneth  C.  Boyle                             126,188  (11)               *
403  West  Fourth  Street  North
Newton,  Iowa  50208

Adele  H.  Hepburn
208  St.  Georges  Road
Ardmore, Pennsylvania 19003                    2,316,983(12)           1.19%

Kazi  Management  VI,  Inc.
30  Dronningens  Gade,  Suite  B  30
St.  Thomas,  Virgin  Islands  00802           22,857,145(13)          11.7%

All  Directors  and  Executive  Officers
As  a  Group  (11  persons)                    3,931,276(14)           2.02%
 ---------
 *Less  than  one  percent  (1%)

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and derives from either voting or investment power with respect to securities. Shares of Common Stock issuable upon conversion of the Preferred Stock, or shares of Common Stock issuable upon exercise of options currently exercisable, or exercisable within 60 days of December 31, 2002, are deemed to be beneficially owned for purposes hereof.

 (2) On December 31, 2002 there were 82,097,004 shares of Common Stock and 533,227 shares of Series A Preferred Stock issued and outstanding. For purposes of computing the percentages under this table, it is assumed that all shares of issued and outstanding Preferred Stock have been converted into shares of Common Stock, that all of the options to acquire Common Stock which have been issued and are fully vested as of December 31, 2002 (or within 60-days thereof) have been converted into shares of Common Stock, that all Common Stock Purchase Warrants have been exercised, that all of the Senior Notes have been converted into shares of Common Stock, that all of the Convertible Debentures have been converted and related Warrants have been exercised into shares of Common Stock, and that all of the accrued and unpaid dividends on the Preferred Stock have been converted into shares of Common Stock. Therefore, for purposes of computing the percentages under this table, there are 194,774,754 shares of Common Stock issued and outstanding.

 (3) Includes 438,000 shares issuable upon conversion of Senior Notes, 86,000 shares of Common Stock beneficially owned by his spouse and 135,000 shares issuable upon exercise of warrants. Does not include the right granted to Mr. Jensen under his Employment Agreement to receive seven percent (7%) of the issued and outstanding Common Stock upon the occurrence of a USA Transaction (as defined therein). See "Executive Employment Agreements".

(4)  Includes  1,000  shares  of  Common  Stock beneficially owned by his child.

(5) Includes 16,500 shares of Common Stock owned by his spouse, 24,000 shares issuable to his spouse upon conversion of her Senior Note, and 22,500 shares issuable upon exercise of warrants held by his spouse.

(6)  Includes  130,000  shares  beneficially  owned  by  his  spouse.

 (7) Includes 8,100 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock. Includes 47,250 shares issuable upon conversion of Senior Notes and 24,375 shares issuable upon exercise of warrants. Does not include any shares of Common Stock issuable upon conversion of any accrued and unpaid dividends in the Series A Preferred Stock.

(8) Includes 42,213 shares of Common Stock held jointly with Mr. Lurio's spouse, 99,000 shares issuable upon conversion of Senior Notes and 33,750 shares issuable upon exercise of warrants.

(9) Includes 17,846 shares of Common Stock owned by the Sellers Pension Plan of which Mr. Sellers is a trustee, 4952 shares of Common Stock owned by Sellers Process Equipment Company of which he is a Director, and 10,423 shares of Common Stock owned by Mr. Seller's wife. Includes 199,167 shares of Common Stock issuable upon exercise of Warrants, and 119,170 shares issuable upon conversion of his Senior Notes.

(10) Includes 4,000 shares owned by his spouse, 108,335 shares underlying his Senior Notes, and 88,336 shares issuable upon exercise of warrants.

(11)  Represents  shares  underlying  options.

(12) Includes 52, 275 shares held by her spouse, 5,150 shares underlying Series A Preferred Stock held by her and her spouse, 856,085 shares underlying her Senior Notes and 68,648 shares underlying her spouse's Senior Notes, 235,375 shares issuable upon exercise of warrants held by her and 22,274 shares issuable upon exercise of warrants held by her spouse, and 277,000 shares underlying options held by her and 5,000 shares underlying options held by her spouse.

(13) Includes 19,285,716 shares underlying warrants. Zubair Kazi, an individual, is the owner and President of Kazi Management VI, Inc. and would also be deemed the beneficial owner of all 22,857,145 shares under the applicable rules of the Securities and Exchange Commission.

(14) Includes all shares of Common Stock described in footnotes (2) through (11) above.

SERIES  A  PREFERRED  STOCK

     The following table sets forth, as of December 31, 2002 the beneficial ownership of the Preferred Stock by the Company's directors and executive officers, the other employee named in the Summary Compensation Table set forth below, as well as by the Company's directors and executive officers as a group. Except as set forth below, the Company is not aware of any beneficial owner of more than five percent of the Preferred Stock. Except as otherwise indicated, the Company believes that the beneficial owners of the Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                    Number of Shares
Name and Address of                of Preferred Stock     Percent
Beneficial Owner                   Beneficially Owned     of Class(l)
-------------------                ------------------     -----------
 Edwin R. Boynton
 104 Leighton Avenue
 Bryn Mawr, Pennsylvania 19010        8,100                1.5%

Adele H. Hepburn
208 St. Georges Road
Ardmore, Pennsylvania 19003           5,150(2)             *

All Directors and Executive
Officers As a Group (11 persons)      8,100                1.5%
 --------------
* Less than one percent (1%)

(1) There were 533,227 shares of Preferred Stock issued and outstanding as of December 31, 2002.
(2)  Includes  2,000  shares  held  by  her  spouse.


                                     ITEM 1

                              ELECTION OF DIRECTORS
                            -----------------------

                             (Item 1 on Proxy Card)

     The shareholders are being asked to elect eight directors, who will comprise the entire Board of Directors of the Company, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are current members of the Board of Directors.

     Although the Board of Directors has no reason to believe any of the nominees will be unable to accept such nomination, if such should occur, proxies will be voted (unless marked to the contrary) for such substitute person or persons, if any, as shall be recommended by the Board of Directors. However, proxies will not be voted for more than eight Directors. Shareholders who do not wish their shares to be voted for a particular nominee may so direct in the space provided in the proxy card.

     The Board of Directors has nominated, and recommends the election of, the eight persons listed below to serve as Directors of the Company. The following information is furnished with respect to each nominee for election as a
Director:


     Name                         Age     Position(s)  with  the  Company
     -------------------------------------------------------------------------

George  R.  Jensen,  Jr.          54      Chief  Executive  Officer,
                                          Chairman  of the  Board of Directors

Stephen P. Herbert                40      President, Chief Operating Officer,
                                          Director

William  W.  Sellers              80      Director

William  L.  Van  Alen,  Jr.      68      Director

Steven  Katz                      53      Director
Douglas  M.  Lurio                46      Director

Edwin  R.  Boynton                48      Director

Kenneth  C.  Boyle                39      Director

     George R. Jensen, Jr., has been the Chairman of the Board, Chief Executive Officer, and Director of the Company since January 1992. Mr. Jensen is the founder, and was Chairman, Director, and Chief Executive Officer of American Film Technologies, Inc. ("AFT") from 1985 until 1992. AFT was in the business of creating color imaged versions of black-and-white films. From 1979 to 1985, Mr. Jensen was Chief Executive Officer and President of International Film Productions, Inc. Mr. Jensen was the Executive Producer of the twelve hour mini-series, "A.D.", a $33 million dollar production filmed in Tunisia. Proctor and Gamble, Inc., the primary source of funds, co-produced and sponsored the epic, which aired in March 1985 for five consecutive nights on the NBC network. Mr. Jensen was also the Executive Producer for the 1983 special for public television, "A Tribute to Princess Grace". From 1971 to 1978, Mr. Jensen was a securities broker, primarily for the firm of Smith Barney, Harris AFAM. Mr. Jensen was chosen 1989 Entrepreneur of the Year in the high technology category for the Philadelphia, Pennsylvania area by Ernst & Young LLP and Inc. Magazine. Mr. Jensen received his Bachelor of Science degree from the University of Tennessee and is a graduate of the Advanced Management Program at the Wharton School of the University of Pennsylvania.

     Stephen P. Herbert was elected a Director of the Company in April 1996, and joined the Company on a full-time basis in May 1996. Mr. Herbert became President and Chief Operating Officer of the Company in June 1999. Prior to joining the Company and since 1986, Mr. Herbert had been employed by Pepsi-Cola, the beverage division of PepsiCo, Inc. From 1994 to April 1996, Mr. Herbert was a Manager of Market Strategy. In such position he was responsible for directing development of market strategy for the vending channel and subsequently the supermarket channel for Pepsi-Cola in North America. Prior thereto, Mr. Herbert held various sales and management positions with Pepsi-Cola. Mr. Herbert graduated with a Bachelor of Science degree from Louisiana State University.

     William W. Sellers joined the Board of Directors of the Company in May 1993. Mr. Sellers founded The Sellers Company in 1949 which has been nationally recognized as the leader in the design and manufacture of state-of-the-art equipment for the paving industry. Mr. Sellers has been awarded five United States patents and several Canadian patents pertaining to this equipment. The Sellers Company was sold to Mechtron International in 1985. Mr. Sellers is Chairman of the Board of the Sellers Process Equipment Company which sells products and systems to the food and other industries. Mr. Sellers is actively involved in his community. Mr. Sellers received his undergraduate degree from the University of Pennsylvania.

     William L. Van Alen, Jr., joined the Board of Directors of the Company in May 1993. Mr. Van Alen is President of Cornerstone Entertainment, Inc., an organization engaged in the production of feature films of which he was a founder in 1985. Since 1996, Mr. Van Alen has been President and a Director of The Noah Fund, a publicly traded mutual fund. Prior to 1985, Mr. Van Alen practiced law in Pennsylvania for twenty-two years. Mr. Van Alen received his undergraduate degree in Economics from the University of Pennsylvania and his law degree from Villanova Law School.

     Steven Katz joined the Board of Directors in May 1999. He is President of Steven Katz & Associates, Inc., a management consulting firm specializing in strategic planning and corporate development for technology and service-based companies in the health care, environmental, telecommunications and Internet markets. Mr. Katz's prior experience includes five years with Price Waterhouse &

Co. in audit, tax and management advisory services; two years of corporate planning with Revlon, Inc.; five years with National Patent Development Corporation ("NPDC") in strategic planning, merger and acquisition, technology in-licensing and out-licensing, and corporate turnaround experience as President of three NPDC subsidiaries; and two years as a Vice President and General Manager of a non-banking division of Citicorp, N.A.

     Douglas M. Lurio joined the Board of Directors of the Company in June 1999. Mr. Lurio is President of Lurio & Associates, P.C., attorneys-at-law, which he founded in 1991. He specializes in the practice of corporate and securities law. Prior thereto, he was a partner with Dilworth, Paxson LLP. Mr. Lurio received a Bachelor of Arts degree in Government from Franklin & Marshall
College, a Juris Doctor degree from Villanova Law School, and a Masters in Law (Taxation) from Temple Law School.

     Edwin R. Boynton joined the Board of Directors in July 1999. He is a partner of Stradley Ronon Stevens & Young LLP, and is a member of and currently the chair of the firm's estates department. Mr. Boynton received his Bachelor of Arts degree from Harvard University in 1976 and his Juris Doctor degree from Duke University in 1979.

     Kenneth C. Boyle joined the Board of Directors in May 2002. Mr. Boyle is the Vice President & General Manager - eBusiness of the Maytag Corporation. He leads Maytag's global eBusiness unit, which explores and develops e-commerce opportunities and Web enabled business models that support profitable growth across Maytag's business units. He is responsible for all eBusiness efforts at the corporate level as well as business and brand specific activities at the operating unit level, inclusive of partnerships and strategy development. Prior to Maytag, Mr. Boyle served as a director of business development with iXL, a major global e-consulting firm. He was responsible for developing long-term, strategic relationships with Global 2000 companies and assisting them with consulting services to transform their traditional business models by leveraging Internet technology. Mr. Boyle began his career with Delta Air Lines. His ten-year career with Delta included management positions in sales and marketing and founding Delta's e-commerce department. While there he led the development and implementation of initiatives to drive sales via the Internet, Internet-connected kiosks, smart card programs and other digital avenues.

     Cumulative voting rights do not exist with respect to the election of Directors. Pursuant to the Articles of Incorporation and Pennsylvania law, the Directors of the Company are to be elected by the holders of the Common Stock and Series A Preferred Stock voting together, with each share of Common Stock and Series A Preferred Stock entitled to one vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

     The Board of Directors of the Company held a total of six meetings during the fiscal year ended June 30, 2002 (not including actions adopted by unanimous consent). Each member of the Board of Directors attended at least 75% of the aggregate of the number of meetings of the Board and Board Committees of which he was a member during the 2002 fiscal year.

     The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee of the Board of Directors presently consists of Mr. Van Alen (Chairman), Mr. Sellers and Mr. Lurio. It held four meetings during the 2002 fiscal year. The Audit Committee recommends the engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants, for reviewing and evaluating the Company's accounting principles, reviewing the independence of independent auditors, and reviewing the adequacy and effectiveness of the Company's internal controls. See "Report of the Audit Committee."

     The Compensation Committee of the Board of Directors presently consists of Mr. Sellers (Chairman), Mr. Katz and Mr. Van Alen. The Committee reviews and recommends compensation and compensation changes for executives of the Company and the Board of Directors and administers the Company's stock option and stock grant plans. The Compensation Committee met two times during the 2002 fiscal year.

COMPENSATION  OF  DIRECTORS

     Members of the Board of Directors do not currently receive any cash compensation for serving on the Board of Directors or any Committee thereof.

     In April 2002, the Company granted to each of the five outside Directors (Messrs. Sellers, Van Alen, Katz, Lurio, and Boynton) options to purchase up to 100,000 shares of Common Stock at $.40 per share as compensation for serving the one-year term which commenced March 21, 2002. The options are fully vested and are exercisable at any time prior to April 12, 2005. Commencing on July 1, 2002 and at any and all times through June 30, 2003, each Director has been granted the right, without the payment of the per share exercise price of such options, to receive up to 50,000 shares represented by those options. In September 2002, Edwin P. Boynton elected to receive 50,000 shares in lieu of the above options.

     In February 2001, the Company granted a total of 300,000 options to purchase Common Stock at $1.00 per share to each of the then outside members of the Board (Messrs. Sellers, Van Alen, Smith, Katz, Lurio, and Boynton). Of these, 120,000 options vested immediately; 90,000 options vested on June 30, 2001; and 90,000 vested on June 30, 2002. The options are exercisable at any time within five years following the vesting.

     The Company has agreed to use its best efforts to register for resale all of the Common Stock underlying the above options under the Securities Act of 1933, as amended ("Act"), at the Company's cost and expense. All of the foregoing options are non-qualified stock options and not part of a qualified stock option plan and do not constitute incentive stock options as such term is defined under Section 422 of the Internal Revenue Code, as amended, and are not part of an employee stock purchase plan as described in Section 423 thereunder.

     On December 31, 2002, each of Messrs. Sellers, Van Alen, Katz, Lurio, and Boynton voluntarily canceled all of the outstanding options then held by them.

                                     ITEM 2

     RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT  AUDITORS
     --------------------------------------------------------

                             (Item 2 on Proxy Card)

     The firm of Ernst & Young LLP has served as the Company's independent auditors for fiscal years since 1992 and has been selected by the Board of Directors to serve in the same capacity for fiscal year 2003. The shareholders will be asked to ratify this appointment at the Annual Meeting. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

     The following resolution concerning the appointment of the independent auditors will be presented to the shareholders at the Annual Meeting:

     RESOLVED, that the appointment by the Board of Directors of the Company of Ernst & Young LLP, independent auditors, to examine the books, accounts and records of the Company for the fiscal year ending June 30, 2003 is hereby ratified and approved.

     The affirmative vote of a majority of the votes cast by all holders of the outstanding shares of Common Stock and Series A Preferred Stock voting together (with each share of Common Stock and Series A Preferred Stock entitled to one vote) is required for ratification of this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE PROPOSAL SET FORTH ABOVE.

                                     ITEM 3

     APPROVAL  OF  AN  AMENDMENT  TO  THE  COMPANY'S
                      ARTICLES OF INCORPORATION INCREASING
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                 -----------------------------------------------

                             (Item 3 on Proxy Card)

     The Company's Articles of Incorporation presently authorizes the issuance of up to 200,000,000 shares of Common Stock. The Board of Directors has approved a resolution which if approved by the shareholders would increase the number of authorized shares of Common Stock to 300,000,000.

     As of December 31, 2002, the number of issued and outstanding shares of Common Stock on a fully converted basis is 194,774,754 which is slightly less than the number of shares of Common Stock which are currently authorized (200,000,000) by the Articles of Incorporation. These shares consist of the following:

     *82,097,004 shares of Common Stock actually issued and outstanding; *533,227 shares issuable upon conversion of the currently issued and outstanding  Series  A  Preferred  Stock;

     *557,096 shares issuable upon conversion of the accrued and unpaid dividends on the Series A Preferred Stock;
     *3,172,485 shares issuable upon exercise of outstanding options (of which 3,052,487 were vested as of such date);
     *27,598,118  shares  issuable  upon  exercise  of  outstanding  warrants;
     * 6,105,000 shares issuable to La Jolla Cove Investors, Inc. pursuant to conversion of Convertible Debenture and exercise of related conversion warrants;
     * 43,786,509 shares reserved for issuance upon the conversion of the outstanding 12% Convertible Senior Notes;
     * 601,034 shares reserved to provide the option to each holder of the 12% Convertible Senior Notes to elect to accept shares of Common Stock in lieu of receiving cash in satisfaction of the interest payments otherwise due to them on account of the quarter ended December 31, 2002;
     * 30,324,281 shares reserved for issuance to various investors or consultants not reflected above.

     Based upon the foregoing outstanding and reserved shares, the Company currently has 5,225,246 shares of Common Stock remaining available for other purposes. The purpose of the proposed amendment is to authorize a sufficient number of additional shares of Common Stock to provide the Company with the flexibility to issue Common Stock for a variety of corporate purposes, such as to make acquisitions through the use of shares, to raise equity capital, to issue additional warrants or options, or to issue shares in lieu of quarterly cash interest payments due on the Convertible Senior Notes. As of December 31, 2002, and assuming approval of this proposal, there would be 105,225,246 shares of Common Stock eligible for future issuance. The Board of Directors will have the authority to issue these authorized shares of Common Stock from time to time for proper corporate purposes without further shareholder approval unless required by applicable law. Shareholders do not have preemptive rights with respect to the Common Stock. The issuance of Common Stock or securities convertible into Common Stock, on other than a pro-rata basis, would result in the dilution of a present shareholder's interest in the Company.

     The resolution to be considered by the shareholders at the Annual Meeting reads as follows:

          RESOLVED,  that  Paragraph  (A)  Classes  of Stock of Article 4 of the
                                           -----------------
     Articles of Incorporation of the Company shall be amended and restated to read in full as follows:

               (A)     Classes  of  Stock.  The aggregate number of shares which
                       ------------------
               the corporation shall have authority to issue is 301,800,000 shares, consisting of 300,000,000 shares of Common Stock, without par value, and 1,800,000 shares of Series Preferred Stock, without par value.

     Shareholder approval of this proposal is required under Pennsylvania law and the Articles of Incorporation. Approval of the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock requires the affirmative vote of a majority of all votes cast by the holders of outstanding shares of Common Stock and Series A Preferred Stock voting together (with each share of Common Stock and Series A Preferred Stock entitled to one vote). If this proposal is adopted, it will become effective upon filing of Articles of Amendment with the Department of State of the Commonwealth of Pennsylvania which the Company anticipates filing immediately following the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

     EXECUTIVE  COMPENSATION
COMPENSATION  TABLES

     The following table sets forth certain information with respect to compensation paid or accrued by the Company during the fiscal years ended June 30, 2000, June 30, 2001 and June 30, 2002 to each of the executive officers and employee of the Company named below.


                     SUMMARY  COMPENSATION  TABLE

                                  Fiscal
Name  and  Principal  Position    Year              Annual  Compensation     Long  Term  Compensation(5)
---------------------------       ------            ----------------------   ---------------------------
                                           Salary    Bonus    Other Annual          Restricted Stock
                                                     (1)      Compensation          Awards
                                  ------   -----     -----    -------------- ---------------------------

George R. Jensen, Jr.,            2002     $135,000  $288,000         $80,000 (4)      --
Chief Executive Officer           2001     $135,000  $140,000         --               --
                                  2000     $117,500  $0               --              $80,000 (2)
--------------------------------------------------------------------------------------------------------
Stephen P. Herbert,               2002     $125,000  $270,000         $80,000 (4)      --
President                         2001     $125,000  $134,40          --               --
                                  2000     $107,500  $94,000          --              $80,000 (2)
--------------------------------------------------------------------------------------------------------
Leland P. Maxwell, Chief          2002     $110,308  $151,200         --               --
Financial Officer, Treasurer      2001     $108,000  $44,240          --               --
                                  2000     $ 99,000  $29,000          --               --
--------------------------------------------------------------------------------------------------------
H. Brock Kolls, Senior Vice       2002     $125,769  $180,000         $50,000 (4)      --
President, Research &             2001     $120,000  $ 97,440         --               --
Development                       2000     $105,000  $ 44,000         --              $80,000 (2)
--------------------------------------------------------------------------------------------------------
Michael K. Lawlor, Senior         2002     $103,846  $151,200         --               --
Vice President, Sales and         2001     $100,000  $ 38,640         --               --
Marketing                         2000     $ 83,200  $ 45,500         $43,000 (3)      --
--------------------------------------------------------------------------------------------------------
Adele H. Hepburn                  2002     $ 91,000  $472,609         --               --
Director of Public Relations      2001     $ 91,000  $171,700         --               --
                                  2000     $ 91,000  $147,800         --               --
--------------------------------------------------------------------------------------------------------

(1) For fiscal year 2000, represents shares of Common Stock issued to the executive officers during the fiscal year valued at $2.00 per share, the closing bid price on the date of issuance. For Mr. Lawlor, the bonus also includes a $5,500 sales commission. For fiscal year 2001, represents shares of Common Stock issued to the executive officers during the fiscal year valued at $1.12 per share, the closing bid price on the date of issuance. For Mr. Lawlor, the bonus also includes $1,265 sales commission. For fiscal year 2002, represents shares of Common Stock issued to the executive officers valued at $.45 per share, which was the market value on the date of grant (Mr. Jensen-640,000 shares; Mr. Herbert-600,000 shares; Mr. Kolls-400,000 shares; Mr. Maxwell-260,000 shares; and Mr. Lawlor-260,000 shares). For Mr. Maxwell and Mr. Lawlor in 2002, the bonus also includes 90,000 shares of Common Stock valued at $.38, which was the market price on the day of grant. This stock was awarded to reimburse them for tax payments incurred as a result of the award of a previous bonus. For Adele Hepburn in fiscal 2002, the bonus includes $408,267 of non cash compensation, as follows: 435,334 shares of Common Stock at $.60; 384,334 shares at $.10; and a $108,834 2001 - D 12% Senior Notes due
December  31,  2003.

(2) Represents shares of Common Stock to be issued to such executive officers if employed by the Company on June 30, 2002. The shares have been valued at $2.00 per share, the closing bid price on the date of grant.

(3)   Represents  cash  payment  by  the  Company  of  relocation  expenses.

(4) Represents cash payments authorized to reimburse certain executive officers for tax payments incurred from the award of a previous bonus.

(5) In July 1999, the Company extended the expiration dates until June 30, 2001 of the options to acquire Common Stock held by the following directors, officers, and employees: Adele Hepburn - 77,000 options; H. Brock Kolls - 20,000 options; William Sellers - 15,500 options; and William Van Alen - 12,500 options. All of the foregoing options would have expired in the first two calendar quarters of the year 2000 or the first calendar quarter of year 2001. In February, 2001, all these options were further extended until June 30, 2003, and in addition the expiration dates of the following additional options were also extended to June 30, 2003: H. Brock Kolls - 20,000 options; Stephen Herbert
- 40,000 options; Michael Lawlor - 3,750 options; George Jensen - 200,000 options. In October 2000, the Company issued to George R. Jensen, Jr., fully vested options to acquire up to 200,000 shares of Common Stock at $1.50 per share. The options were exercisable at any time within two years following issuance. In February 2001, the Company extended the expiration date of these options until June 30, 2003. Effective December 31, 2002, all of the outstanding options (whether vested or un vested) then held by each of Messrs. Jensen, Herbert, Kolls, Maxwell, Sellers, Van Alen, Katz, Lurio and Boynton were voluntarily canceled by each of the foregoing individuals.


         The following table sets forth information regarding stock options granted during the fiscal year 2002 to the executive officers of the Company named below:


             OPTION  GRANTS  DURING  FISCAL  YEAR  ENDED  JUNE  30,  2002


Name                    Number  of               Percent  of          Exercise          Expiration
                        Securities               Total Options        Price             Date
                        Underlying               Granted to           Per
                        Options                  Employees in         Share($)
                        Granted(#)               Fiscal Year (%)
----------------------------------------------------------------------------------------------------------
George R. Jensen, Jr.   320,000(1)               9.6                   $.40             June 30, 2003

----------------------------------------------------------------------------------------------------------
Stephen P. Herbert      300,000(1)               9.0                   $.40             June 30, 2003
----------------------------------------------------------------------------------------------------------
Leland P. Maxwell       130,000(1)               3.9                   $.40             June 30, 2003
----------------------------------------------------------------------------------------------------------
H. Brock Kolls           50,000                  1.5                   $.40             April 15, 2005
                        200,000(1)               6.0                   $.40             June 30, 2003
----------------------------------------------------------------------------------------------------------
Michael K. Lawlor       130,000(1)               3.9                   $.40             June 30, 2003
----------------------------------------------------------------------------------------------------------
Adele H. Hepburn        200,000                  6.0                   $.70             June 30,2003
                        300,000                  9.0                   $.40             November 23, 2003
----------------------------------------------------------------------------------------------------------

(1) Represents shares issued by the Company during January 2002 in satisfaction of options issued in November 2001 at no cost to the named executive officer. The shares have been valued at $.45 per share, the price on the date of issuance. The value of these shares has been included in the Summary Compensation Table set forth above.

 TOTAL OPTIONS EXERCISED IN FISCAL YEAR ENDED JUNE 30, 2002 AND YEAR END VALUES

     This table gives information for options exercised by each of the named executive officers in fiscal year 2002, and the number of options held by these executive officers at fiscal year end.


                                                             Number  of
                                                             Securities          Value  of
                                                             Underlying          Unexercised
                                                             Unexercised         In-the  -Money
                                                             Options  at         Options  at
                                                             FY-End  (#)         FY-End($)
                       Shares Acquired                       Exercisable/        Exercisable/
Name                   On Exercise (#)   Value Realized ($)  Unexersisabble      Unexercisable
--------------------------------------------------------------------------------------------------------
George R. Jensen, Jr.  320,000(1)                   144,000  446,666/              0
                                                             33,334
--------------------------------------------------------------------------------------------------------
Stephen P. Herbert     300,000(1)                   135,000  263,334/              0
                                                             26,666
--------------------------------------------------------------------------------------------------------
Leland P. Maxwell      130,000(1)                    58,500  103,334/              0
                                                             16,666
--------------------------------------------------------------------------------------------------------
H. Brock Kolls         200,000(1)                    90,000  273,334/              0
                                                             26,666
--------------------------------------------------------------------------------------------------------
Michael K. Lawlor      130,000(1)                    58,500  83,334/               0
                                                             16,666
--------------------------------------------------------------------------------------------------------
Adele H. Hepburn           0                           0     577,000/              0
                                                             0
--------------------------------------------------------------------------------------------------------

(1) Represents shares issued by the Company during January 2002 in satisfaction of options issued in November 2001 at no cost to the named executive officer. The shares have been valued at $.45 per share, the price on the date of issuance. The value of these shares has been included in the Summary Compensation Table set forth above.



EXECUTIVE  EMPLOYMENT  AGREEMENTS

     The Company has entered into an employment agreement with Mr. Jensen which expires June 30, 2004, and is automatically renewed from year to year thereafter unless canceled by Mr. Jensen or the Company. The agreement provides for an annual base salary of $180,000 effective April 15, 2002. Mr. Jensen is entitled to receive such bonus or bonuses as may be awarded to him by the Board of Directors. In determining whether to pay such a bonus, the Board would use its subjective discretion. The Agreement requires Mr. Jensen to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of the Agreement and for a period of one year thereafter.

     The agreement also grants to Mr. Jensen in the event a "USA Transaction" (as defined below) occurs after the date thereof that number of shares of Common Stock as shall when issued to him equal seven percent of all the then issued and outstanding shares of Common Stock (the "Rights"). Mr. Jensen is not required to pay any additional consideration for such shares. At the time of any USA Transaction, all of the shares of Common Stock underlying the Rights are automatically deemed to be issued and outstanding immediately prior to any USA Transaction, and are entitled to be treated as any other issued and outstanding shares of Common Stock in connection with such USA Transaction.

     The term USA Transaction is defined as (i) the acquisition of fifty-one percent or more of the then outstanding voting securities entitled to vote generally in the election of Directors of the Company by any person, entity or group, or (ii) the approval by the shareholders of the Company of a reorganization, merger, consolidation, liquidation, or dissolution of the Company, or the sale, transfer, lease or other disposition of all or substantially all of the assets of the Company.

     The Rights are irrevocable and fully vested, have no expiration date, and will not be affected by the termination of Mr. Jensen's employment with the Company for any reason whatsoever. If a USA Transaction shall occur at a time when there not a sufficient number of authorized but unissued shares of Common Stock, then the Company shall as a condition of such USA Transaction promptly take any and all appropriate action to make available a sufficient number of shares of Common Stock. In the alternative, the Company may structure the USA Transaction so that Mr. Jensen would receive the same amount and type of consideration in connection with the USA Transaction as any other holder of Common Stock.

     The Company has entered into an employment agreement with Mr. Herbert which expires on June 30, 2004, and is automatically renewed from year to year thereafter unless canceled by Mr. Herbert or the Company. The Agreement provides for an annual base salary of $165,000 per year effective April 15, 2002. Mr. Herbert is entitled to receive such bonus or bonuses as the Board of Directors may award to him. The Agreement requires Mr. Herbert to devote his full time and attention to the business and affairs of the Company and obligates him not to engage in any investments or activities which would compete with the Company during the term of the agreement and for a period of one year thereafter.

     Mr. Kolls has entered into an employment agreement with the Company which expires on June 30, 2004, and is automatically renewed from year to year thereafter unless canceled by Mr. Kolls or the Company. The agreement provides for an annual base salary of $150,000 per year effective April 15, 2002. Mr. Kolls is also entitled to receive such bonus or bonuses as may be awarded to him by the Board of Directors. The Agreement requires Mr. Kolls to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of his agreement and for a period of one year thereafter.

     Mr. Maxwell has entered into an employment agreement with the Company which expires on June 30, 2003, and is automatically renewed from year to year thereafter unless canceled by Mr. Maxwell or the Company. The agreement provides for an annual base salary of $120,000 per year effective April 15, 2002. Mr. Maxwell is also entitled to receive such bonus or bonuses as the Board of Directors may award to him. The Agreement requires Mr. Maxwell to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of the agreement and for a period of one year thereafter.

     Mr. Lawlor has entered into an employment agreement with the Company which expires on June 30, 2003, and is automatically renewed from year to year thereafter unless canceled by Mr. Lawlor or the Company. The agreement provides for an annual base salary of $120,000 per year effective April 15, 2002. Mr. Lawlor is also entitled to receive such bonus or bonuses as the Board of Directors may award to him. The Agreement requires Mr. Lawlor to devote his full time and attention to the business and affairs of the Company, and obligates him not to engage in any investments or activities which would compete with the Company during the term of the agreement and for a period of one year thereafter.

     Ms. Hepburn has entered into an employment agreement with the Company which expires on June 30, 2003, and is automatically renewed from year to year thereafter unless canceled by Ms. Hepburn or the Company. The agreement provides for an annual base salary of $91,000 per year. Ms. Hepburn is also entitled to receive such bonus or bonuses as the Board of Directors may award to her. The Agreement requires Ms. Hepburn to devote her full time and attention to the business and affairs of the Company, and obligates her not to engage in any investments or activities which would compete with the Company during the term of the agreement and for a period of one year thereafter.

                          REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP  AND  ROLE  OF  THE  AUDIT  COMMITTEE

          The Audit Committee of the Company's Board of Directors (the "Audit Committee") consists of three outside directors, currently Messrs. Sellers, Van Alen, and Lurio, appointed by the Board of Directors. Each member of the Audit Committee other than Mr. Lurio is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2002

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2002 with the Company's management. The Audit Committee also discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees".

     The Audit Committee has also received the written disclosures from Ernst & Young LLP relating to their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with Ernst & Young LLP the independence of that firm. The Audit Committee has also considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

     Based on the Audit Committee's reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's consolidated audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

     Audit  Committee
     Mr.  William  L.  Van  Alen  (Chairman)
     Mr.  William  W.  Sellers
     Mr.  Douglas  M.  Lurio

AUDIT  AND  RELATED  FEES

Fees  to  Accountants  for  Services  Rendered  During  Fiscal  Year  2002

     Audit  Fees

     The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year totaled $226,469.

     Financial  Information  Systems  Design  and  Implementation  Fees

          The Company did not engage Ernst & Young LLP to provide, during the fiscal year ended June 30, 2002, any services for the Company regarding the design or implementation of the Company's financial information systems, within the meaning of Rule 2-01(c)(4)(ii) of Regulation S-X.

     All  Other  Fees

          Fees billed to the Company by Ernst & Young LLP during the Company's 2002 fiscal year for services rendered other than for services covered by the preceding two paragraphs, including tax related services, totaled $165,037.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and ten percent stockholders are required by SEC regulations to furnish the Company with a copy of all Section 16(a) forms ("Forms 3, 4, and 5") that they file. To the Company's knowledge, based solely on a review of copies of the Forms 3, 4 and 5 furnished to the Company, except as set forth below, all applicable Section 16(a) filing requirements were complied with.

     Mr. Kolls failed to file a Form 3 reporting his beneficial ownership of securities which was required to be filed on October 28, 2002. The appropriate Form was filed by Mr. Kolls on January 3, 2003.

     CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On December 31, 2000, Stitch Networks Corporation ("Stitch") executed a Vending Placement, Supply and Distribution Agreement with Eastman Kodak Company, Maytag Corporation and Dixie Narco, Inc., which formed a strategic alliance to market and execute a national vending program for the sale of one-time use camera and film products. The Agreement provides for an initial term of three years ending December 31, 2003, with additional provisions for early termination and extensions as defined. Furthermore, the Agreement also provides for exclusivity among the parties for the term of the Agreement relating to the sale of camera and film products from vending machines within the Continental United States. Pursuant to this agreement, Stitch, the Company's subsidiary, purchases vending machines from Dixie-Narco, Inc. ("Dixie"). Dixie is owned by Maytag Corporation which is the owner of the Company's shareholder, Maytag Holdings, Inc. Mr. Boyle, a Director of the Company, is a Vice President of Maytag Corporation. There were no purchases from Dixie for the period May 14, 2002 (the date Stitch was acquired by the Company) to June 30, 2002. Amounts payable to Dixie of $124,333 are included in accounts payable in the June 30, 2002 consolidated balance sheet of the Company.

     During the fiscal years ended June 30, 2002 and June 30, 2001, the Company paid Lurio & Associates, P.C., of which Mr. Lurio is President and a shareholder, professional fees of approximately $209,000 and $220,000 respectively, for legal services rendered to the Company by such law firm. During the years ended June 30, 2002 and 2001, the Company accrued approximately $213,000 and $271,000, respectively, for these services. Mr. Lurio is a Director of the Company.

     In October 2002, the Company approved the issuance to each of George R. Jensen, Jr., our Chief Executive Officer, and Stephen P. Herbert, our President and Chief Operating Officer, of $100,000 of the senior note offering. Pursuant thereto, each of them will receive a $100,000 12% senior note due December 31, 2005, and 200,000 shares of Common Stock. Mr. Jensen earned $70,000 of the senior note and 140,000 of these shares in November 2002 for services rendered in the 2002 calendar year. The remaining $30,000 senior note and 60,000 shares will be earned by Mr. Jensen on March 15, 2003 if he is then employed by the Company on account of services rendered during the 2003 calendar year. All of Mr. Herbert's senior note and shares will be earned by him on March 15, 2003 if he is then employed by the Company on account of services rendered during the 2003 calendar year. In October 2002, the Company approved the issuance of $100,000 of the senior note offering to Adele Hepburn for services rendered during the 2002 calendar year (subject to final Board of Director approval).

        SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities
Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2004 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal offices of the Company no later than September 16, 2003.

     Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2004 Annual Meeting must have been received by the Company on or before December 5, 2003 in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which the Company does not receive timely notice.

     ------ GENERAL  INFORMATION

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote.

     Shareholders who desire to have their shares voted at the Annual Meeting are requested to mark, sign, and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope. Shareholders may revoke their proxies at any time prior to the Annual Meeting and shareholders who are present at the Annual Meeting may revoke their proxies and vote, if they so desire, in person.

     A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, for the fiscal year ended June 30, 2002 may be obtained, free of charge, by any shareholder by writing or calling Investor Relations Department, USA Technologies, Inc., 200 Plant Avenue, Wayne, Pennsylvania 19087, telephone (610)989-0340.


                              By  Order  of  the  Board  of  Directors,

                              /s/  George  R.  Jensen,  Jr.

January  18,  2003            GEORGE  R.  JENSEN,  JR.
                              Chairman  and  Chief  Executive  Officer

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                            OF USA TECHNOLOGIES, INC.


ORGANIZATION

This charter governs the operations of the USA Technologies' audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

STATEMENT  OF  POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES  AND  PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

X The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

X The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

X The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

X The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     USA  TECHNOLOGIES,  INC.


       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -
       ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 14, 2003




     The undersigned, revoking all prior proxies, hereby appoint(s) George R. Jensen, Jr., and Leland P. Maxwell, or either of them, with full power of substitution, as proxies to represent and vote, as designated below, all share of Common Stock and Series A Preferred Stock of USA Technologies, Inc., held of record by the undersigned at the close of business on December 31, 2002, at the Annual Meeting of Shareholders to be held on February 14, 2003, and at any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed on the reverse side hereof by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth on the reverse side hereof, including all the nominees listed in Item 1 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies' best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

     Please date and sign exactly as your name appears below. In the case of joint holders, each should sign. If the signor is a corporation or partnership, sign in full the corporate or partnership name by an authorized officer or partner. When signing as attorney, executor, trustee, officer, partner, etc., give full title.


                              Dated:  _____________,  2003




                                        Signature



                                        Signature


PLEASE  DATE,  SIGN  AND  RETURN  THIS  PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOU SIGN THIS PROXY WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.
                               [SEE REVERSE SIDE]

          1. The election of George R. Jensen, Jr., Stephen P. Herbert, William W. Sellers, William L. Van Alen, Jr., Steven Katz, Douglas M. Lurio, Edwin R. Boynton, and Kenneth C. Boyle as Directors.

           FOR  ALL  NOMINEES      WITHHOLD  AUTHORITY
        --                      ---

(If you wish to withhold authority to vote for one or more but less than all of the nominees named above, so indicate on the line provided below.)



          2. Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year ending June 30, 2003.

               FOR         AGAINST          ABSTAIN
          --           ---             ---

          3. The proposal to increase the authorized shares of Common Stock to 300,000,000.

          ___  FOR     ____  AGAINST   ___  ABSTAIN

          4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.